Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

December 31, 2010 and 2009

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Unit Holder

DB Commodity Services LLC:

We have audited the accompanying statements of financial condition of DB Commodity Services LLC (the Company) as of December 31, 2010 and 2009, and the related statements of income and expenses, changes in member’s capital, and cash flows for each of the years in the two-year period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DB Commodity Services LLC as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2010 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

March 29, 2011

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

December 31, 2010 and 2009

	2010	2009
Assets
Due from DB Exchange Traded Funds	$7,711,150	6,686,890
Investment in DB Exchange Traded Funds	14,786	25,654
Due from affiliate, net	97,703,702	42,209,136
Prepaid expenses	—	1,825,640

Total assets	$105,429,638	50,747,320

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$8,015,861	8,614,248

Total liabilities	8,015,861	8,614,248

Member’s capital	97,413,777	42,133,072

Total liabilities and member’s capital	$105,429,638	50,747,320

See accompanying notes to financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Income and Expenses

Years ended December 31, 2010 and 2009

	2010	2009
Income:
Management fees	$85,148,636	48,882,828
Equity in earnings in investment in DB Exchange Traded Funds	4,798	4,416

Total income	85,153,434	48,887,244

Expenses:
Legal fees	1,252,507	2,069,380
Audit fees and tax services	5,864,957	5,382,643
Printing services	1,180,466	900,042
Administrator and trustee fees	4,177,274	3,043,784
Distribution fees	15,027,747	8,627,659
Registration fees	1,825,640	377,680
Other	544,138	155,920

Total expenses	29,872,729	20,557,108

Net income	$55,280,705	28,330,136

See accompanying notes to financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Changes in Member’s Capital

Years ended December 31, 2010 and 2009

	2010	2009
Member’s capital, January 1	$42,133,072	13,802,936
Net income	55,280,705	28,330,136

Member’s capital, December 31	$97,413,777	42,133,072

See accompanying notes to financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Cash Flows

Years ended December 31, 2010 and 2009

	2010	2009
Cash flows from operating activities:
Net income	$55,280,705	28,330,136
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	(1,024,260)	(4,785,814)
Due from affiliate, net	(55,494,566)	(21,533,008)
Decrease in investment in DB Exchange Traded Funds	10,868	(4,416)
Prepaid expenses	1,825,640	(1,825,640)
Increase (decrease) in operating liabilities:
Accrued expenses	(598,387)	(181,258)

Net cash provided by operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	—

See accompanying notes to financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2010 and 2009

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds:

•	PowerShares DB Commodity Index Tracking Fund (DBC)

•	PowerShares DB G10 Currency Harvest Fund (DBV)

•	PowerShares DB Multi Sector Commodity Trust in seven separate series, or Funds:

•	PowerShares DB Energy Fund (DBE)

•	PowerShares DB Oil Fund (DBO)

•	PowerShares DB Precious Metals Fund (DBP)

•	PowerShares DB Gold Fund (DGL)

•	PowerShares DB Silver Fund (DBS)

•	PowerShares DB Base Metals Fund (DBB)

•	PowerShares DB Agriculture Fund (DBA)

•	PowerShares DB US Dollar Index Trust in two separate series, or Funds:

•	PowerShares DB US Dollar Index Bullish Fund (UUP)

•	PowerShares DB US Dollar Index Bearish Fund (UDN)

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2010 and 2009

(c)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of December 31, 2010 or December 31, 2009.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses of the investment. Distributions received from the investments reduce the carrying amount of the respective investments.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items, and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $16,600,000 and $8,500,000 for the federal tax, $3,700,000 and $1,900,000 for the New York State tax, and $4,200,000 and $2,200,000 for the New York City tax for the years ended December 31, 2010 and 2009, respectively. As the Company is not required to separately file its own returns, the following is the major tax jurisdiction for the Company’s parent, DB U.S. Financial Markets Holding Corporation, and the earliest tax year subject to examination: United States – 2007.

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Funds monthly.

(3)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA and DBC Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.85% per annum of their net asset values. Effective January 4, 2010, the Management Fee paid to the Company by the DBA and DBC Funds was increased from 0.75% to 0.85% per annum of their net asset values.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2010 and 2009

The DBO, DBS, DGL, DBB, DBE, DBP, DBV, UDN, and UUP Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values. Effective January 4, 2010, the Management Fee paid to the Company by the DBO, DBS, DGL, UDN, and UUP Funds was increased from 0.50% to 0.75% per annum of their net asset values.

During the years ended December 31, 2010 and 2009, the Company earned management fees of $85,148,636 and $48,882,828, respectively. As of December 31, 2010 and 2009, Due from DB Exchange Traded Funds was $7,711,150 and $6,686,890, respectively.

	2010 Management Fees	2009 Management Fees	2010 Due from DB Exchange Traded Funds	2009 Due from DB Exchange Traded Funds
DBA Fund	$18,940,346	14,834,932	1,833,427	1,569,426
DBB Fund	3,242,004	2,116,853	290,028	371,746
DBC Fund	38,197,079	20,523,876	3,507,167	2,685,592
DBE Fund	2,147,831	1,493,885	98,899	214,483
DBO Fund	3,469,732	1,152,707	381,087	142,660
DBP Fund	2,194,672	1,162,569	244,532	166,549
DBS Fund	733,609	377,189	122,896	52,553
DGL Fund	1,649,412	644,501	206,598	79,290
DBV Fund	2,887,129	2,486,774	227,190	266,329
UDN Fund	1,424,186	1,383,499	98,615	155,745
UUP Fund	10,262,636	2,706,043	700,711	982,517

	$85,148,636	48,882,828	7,711,150	6,686,890

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to note 7 for further details on service agreements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2010 and 2009

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

(e)	Due from Affiliate, Net

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is noninterest-bearing and there is no expiration date. As of December 31, 2010 and 2009, the Company had a net receivable from affiliate of $97,703,702 and $42,209,136, respectively.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of December 31, 2010 and 2009 amount to $14,786 and $25,654, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0% of the Funds’ equity.

(5)	Accrued Expenses

Accrued expenses as of December 31, 2010 and 2009 consist of the following:

	2010	2009
Audit fees and tax services	$4,808,500	4,224,921
Distribution fees	1,392,102	2,448,232
Administrator and trustee fees	670,769	770,030
Legal fees	590,947	857,596
Printing services	392,133	162,599
Other	161,410	150,870

	$8,015,861	8,614,248

(6)	Prepaid Expenses

There were no prepaid expenses as of December 31, 2010. Prepaid expenses as of December 31, 2009 consisted of prepaid filing fees associated with the DB Exchange Traded Funds’ registration statements filed on January 4, 2010.

(7)	Service Agreements

(a)	Trust Agreement

Under the Trust Agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds. Trustee fees are paid on behalf of the Funds by the Company.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2010 and 2009

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services. The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials. Distribution fees are paid on behalf of the Funds by the Company.

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary. License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc., an affiliate of the Licensor, and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds. Marketing fees are paid on behalf of the Funds by the Company.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2010 and 2009

(8)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(9)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

(10)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through March 29, 2011, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Company’s financial statements and notes to the financial statements.

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